Exhibit 99.2

Draft 8/4/2014

Draft 8/4/2014

Quarterly Financial Highlights

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2013	2013	2013	2014	2014	2013	2014

Pre-tax Operating Income (Loss) (1)

Life Marketing	$24,673	$29,218	$32,700	$23,485	$26,349	$48,380	$49,834
Acquisitions	29,435	29,429	60,762	60,996	64,882	63,812	125,878
Annuities	36,382	50,866	53,484	51,643	55,258	79,780	106,901
Stable Value Products	22,464	19,206	21,047	17,397	17,287	40,308	34,684
Asset Protection	7,384	6,827	6,503	6,369	8,534	13,465	14,903
Corporate & Other	(2,483)	(14,251)	(5,496)	(14,855)	(12,555)	(20,815)	(27,410)
Total Pre-tax Operating Income	$117,855	$121,295	$169,000	$145,035	$159,755	$224,930	$304,790

Balance Sheet Data

Total Assets	$58,162,886	$58,460,511	$68,755,881	$70,030,975	$71,157,964
Total Shareowners’ Equity	$3,837,991	$3,638,532	$3,714,794	$4,265,066	$4,755,655
Total Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$3,036,797	$3,112,444	$3,220,728	$3,288,302	$3,386,790

Stock Data

Closing Price	$38.41	$42.55	$50.66	$52.59	$69.33
Average Shares Outstanding
Basic	79,404,770	79,492,274	79,540,583	79,608,461	79,979,153	79,272,814	79,794,831
Diluted	81,087,238	80,852,078	81,053,787	80,872,152	81,446,277	80,898,042	81,160,800

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.  See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Shareowners’ equity” is a GAAP financial measure to which “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared. See Page 5 for a reconciliation of “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Shareowners’ equity”.

Draft 8/4/2014

Financial Strength Ratings as of June 30, 2014

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—
MONY Life Insurance Company	A+	A	A+	A2

Draft 8/4/2014

Consolidated Statements of Income

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2013	2013	2013	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$756,331	$657,218	$841,255	$815,896	$851,802	$1,483,178	$1,667,698
Reinsurance ceded	(390,490)	(270,730)	(380,625)	(327,713)	(342,968)	(725,840)	(670,681)
Net premiums and policy fees	365,841	386,488	460,630	488,183	508,834	757,338	997,017
Net investment income	466,220	454,275	539,952	538,163	550,816	923,854	1,088,979
RIGL - derivatives	143,881	41,326	(4,461)	(105,350)	(89,926)	151,266	(195,276)
RIGL - all other investments	(109,978)	(19,508)	10,094	72,114	80,148	(114,123)	152,262

OTTI losses	(1,789)	(6,635)	(1,177)	(423)	(461)	(3,129)	(884)
Portion recognized in OCI (before taxes)	(2,211)	(2,046)	(4,005)	(1,168)	(999)	(5,455)	(2,167)
Net impairment losses recognized in earnings	(4,000)	(8,681)	(5,182)	(1,591)	(1,460)	(8,584)	(3,051)
Other income	94,392	98,794	116,102	99,039	106,931	179,419	205,970
Total revenues	956,356	952,694	1,117,135	1,090,558	1,155,343	1,889,170	2,245,901

BENEFITS & EXPENSES
Benefits and settlement expenses	557,866	624,577	715,434	728,519	747,816	1,139,746	1,476,335
Amortization of deferred policy acquisition costs and value of business acquired	74,946	22,446	43,267	55,582	51,531	127,185	107,113
Other operating expenses	123,661	121,136	141,851	138,097	150,220	261,722	288,317
Interest expense - subsidiaries	11,511	12,169	12,707	12,599	13,173	22,616	25,772
Interest expense - holding company - other debt	22,891	21,777	21,796	22,088	21,925	46,325	44,013
Interest expense - holding company - subordinated debt	8,468	8,468	8,468	8,468	8,468	16,936	16,936
Total benefits and expenses	799,343	810,573	943,523	965,353	993,133	1,614,530	1,958,486

INCOME BEFORE INCOME TAX	157,013	142,121	173,612	125,205	162,210	274,640	287,415
Income tax expense	53,814	49,060	54,699	41,566	54,233	93,150	95,799
NET INCOME	$103,199	$93,061	$118,913	$83,639	$107,977	$181,490	$191,616

PER SHARE DATA FOR QUARTER
Operating income - diluted (1)	$0.96	$0.98	$1.43	$1.19	$1.31
RIGL - derivatives	1.27	0.46	0.10	(0.71)	(0.58)
RIGL - all other investments	(0.96)	(0.29)	(0.06)	0.55	0.60
Net income - diluted	$1.27	$1.15	$1.47	$1.03	$1.33
Average shares outstanding - diluted	81,087,238	80,852,078	81,053,787	80,872,152	81,446,277
Dividends paid	$0.20	$0.20	$0.20	$0.20	$0.24
PER SHARE DATA FOR YTD
Operating income - diluted (1)	$1.84	$2.82	$4.26	$1.19	$2.50
RIGL - derivatives	1.44	1.90	1.99	(0.71)	(1.29)
RIGL - all other investments	(1.04)	(1.33)	(1.39)	0.55	1.15
Net income - diluted	$2.24	$3.39	$4.86	$1.03	$2.36
Average shares outstanding - diluted	80,898,042	80,882,552	80,925,713	80,872,152	81,160,800
Dividends paid	$0.38	$0.58	$0.78	$0.20	$0.44

(1) “Operating Income” is a non-GAAP financial measure.  “Net income” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 8/4/2014

Consolidated Balance Sheets

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2013	2013	2013	2014	2014

ASSETS
Fixed maturities, at fair value	$28,922,966	$28,323,215	$34,815,931	$36,076,644	$37,164,427
Fixed maturities, at amortized cost	335,000	350,000	365,000	385,000	400,000
Equity securities	446,518	461,231	646,027	716,985	792,047
Mortgage loans	4,773,709	4,794,924	5,493,492	5,390,844	5,294,729
Investment real estate	16,178	18,750	20,413	20,351	18,856
Policy loans	855,780	856,333	1,815,744	1,793,110	1,778,379
Other long-term investments	429,987	482,367	521,811	509,766	475,719
Long-term investments	35,780,138	35,286,820	43,678,418	44,892,700	45,924,157
Short-term investments	172,011	216,224	134,146	194,299	208,624
Total investments	35,952,149	35,503,044	43,812,564	45,086,999	46,132,781
Cash	255,712	354,449	466,542	407,532	361,088
Accrued investment income	365,483	364,233	465,333	490,723	485,620
Accounts and premiums receivable	96,819	76,138	101,039	128,899	101,891
Reinsurance receivable	5,832,194	5,744,801	6,175,115	6,194,131	6,132,712
Deferred policy acquisition costs and value of business acquired	3,414,988	3,307,513	3,570,215	3,405,259	3,273,275
Goodwill	107,012	106,237	105,463	104,688	103,914
Property and equipment, net	49,492	51,806	52,403	53,611	53,421
Other assets	305,752	343,015	432,151	420,604	385,060
Current/Deferred income tax	—	23,970	—	—	—
Assets related to separate accounts
Variable annuity	11,162,856	11,921,925	12,791,438	12,946,329	13,304,455
Variable universal life	620,429	663,380	783,618	792,200	823,747
TOTAL ASSETS	$58,162,886	$58,460,511	$68,755,881	$70,030,975	$71,157,964

Draft 8/4/2014

Consolidated Balance Sheets - Continued

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2013	2013	2013	2014	2014

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$21,932,062	$22,029,491	$29,772,325	$29,811,041	$29,823,111
Unearned premiums	1,454,003	1,512,909	1,549,815	1,560,585	1,586,785
Stable value product account balances	2,579,172	2,531,262	2,559,552	2,537,504	2,435,995
Annuity account balances	10,509,829	10,431,938	11,125,253	11,113,637	11,071,468
Other policyholders’ funds	577,821	602,978	1,214,380	1,301,773	1,400,817
Repurchase program borrowings	340,000	100,000	350,000	475,000	420,490
Other liabilities	1,225,042	1,177,807	1,143,371	1,227,464	1,381,570
Deferred income taxes	1,318,175	1,239,796	1,050,533	1,310,111	1,489,331
Income tax payable	13	—	12,761	57,235	99,869
Non-recourse funding obligations	604,900	619,900	562,448	582,437	579,078
Debt	1,460,000	1,450,000	1,585,000	1,510,000	1,445,000
Subordinated debt securities	540,593	540,593	540,593	540,593	540,593
Liabilities related to separate accounts
Variable annuity	11,162,856	11,921,925	12,791,438	12,946,329	13,304,455
Variable universal life	620,429	663,380	783,618	792,200	823,747
TOTAL LIABILITIES	54,324,895	54,821,979	65,041,087	65,765,909	66,402,309

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	606,523	602,072	606,934	601,367	610,451
Treasury stock	(203,385)	(200,637)	(200,416)	(195,192)	(194,838)
Retained earnings	2,589,271	2,666,621	2,769,822	2,837,739	2,926,789
Accumulated other comprehensive income (loss)	801,194	526,088	494,066	976,764	1,368,865
TOTAL SHAREOWNERS’ EQUITY	3,837,991	3,638,532	3,714,794	4,265,066	4,755,655
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$58,162,886	$58,460,511	$68,755,881	$70,030,975	$71,157,964

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$48.91	$46.31	$47.28	$54.09	$60.30
Less: Accumulated other comprehensive income (loss)	10.21	6.69	6.29	12.38	17.35
Excluding accumulated other comprehensive income (loss) (1)	$38.70	$39.62	$40.99	$41.71	$42.95

Total Shareowners’ Equity	$3,837,991	$3,638,532	$3,714,794	$4,265,066	$4,755,655
Less: Accumulated other comprehensive income (loss)	801,194	526,088	494,066	976,764	1,368,865
Total Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$3,036,797	$3,112,444	$3,220,728	$3,288,302	$3,386,790

Common shares outstanding	78,465,053	78,562,547	78,577,446	78,845,837	78,861,427
Treasury Stock shares	10,311,907	10,214,413	10,199,514	9,931,123	9,915,533

(1) “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Shareowners’ equity” is a GAAP financial measure to which “Total Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 8/4/2014

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2013	2013	2013	2014	2014	2013	2014

CALCULATION OF NET INCOME PER SHARE

Net income	$103,199	$93,061	$118,913	$83,639	$107,977	$181,490	$191,616

Average shares outstanding - basic	79,404,770	79,492,274	79,540,583	79,608,461	79,979,153	79,272,814	79,794,831
Average shares outstanding - diluted	81,087,238	80,852,078	81,053,787	80,872,152	81,446,277	80,898,042	81,160,800

Net income - basic	$1.30	$1.17	$1.50	$1.05	$1.35	$2.29	$2.40
Net income - diluted	$1.27	$1.15	$1.47	$1.03	$1.33	$2.24	$2.36

Income from continuing operations	$103,199	$93,061	$118,913	$83,639	$107,977	$181,490	$191,616

EPS (basic)	$1.30	$1.17	$1.50	$1.05	$1.35	$2.29	$2.40
EPS (diluted)	$1.27	$1.15	$1.47	$1.03	$1.33	$2.24	$2.36

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - derivatives	$143,881	$41,326	$(4,461)	$(105,350)	$(89,926)	$151,266	$(195,276)
VA GMWB economic cost	14,588	15,782	16,444	16,987	17,461	27,511	34,448
RIGL - all other investments	(113,978)	(28,189)	4,912	70,523	78,688	(122,707)	149,211
Amortization related to DAC/VOBA and benefits and settlement expenses	(5,333)	(8,093)	(12,283)	(1,990)	(3,768)	(6,360)	(5,758)
	39,158	20,826	4,612	(19,830)	2,455	49,710	(17,375)
Tax effect	(13,706)	(7,289)	(1,614)	6,941	(859)	(17,399)	6,082
	$25,452	$13,537	$2,998	$(12,889)	$1,596	$32,311	$(11,293)

RIGL - derivatives per share-diluted	$1.27	$0.46	$0.10	$(0.71)	$(0.58)	$1.44	$(1.29)
RIGL - all other investments per share-diluted	$(0.96)	$(0.29)	$(0.06)	$0.55	$0.60	$(1.04)	$1.15

OPERATING INCOME PER SHARE (1)

Net income per share-diluted	$1.27	$1.15	$1.47	$1.03	$1.33	$2.24	$2.36
Less: RIGL - derivatives per share-diluted	1.27	0.46	0.10	(0.71)	(0.58)	1.44	(1.29)
Less: RIGL - all other investments per share-diluted	(0.96)	(0.29)	(0.06)	0.55	0.60	(1.04)	1.15
Operating income per share-diluted	$0.96	$0.98	$1.43	$1.19	$1.31	$1.84	$2.50

NET OPERATING INCOME (1)

Net income	$103,199	$93,061	$118,913	$83,639	$107,977	$181,490	$191,616
Less: RIGL - derivatives net of tax	103,004	37,120	7,789	(57,436)	(47,102)	116,204	(104,538)
Less: RIGL - all other investments net of tax and amortization	(77,552)	(23,583)	(4,791)	44,547	48,698	(83,893)	93,245
Net operating income	$77,747	$79,524	$115,915	$96,528	$106,381	$149,179	$202,909

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$157,013	$142,121	$173,612	$125,205	$162,210	$274,640	$287,415
Less: RIGL - derivatives	143,881	41,326	(4,461)	(105,350)	(89,926)	151,266	(195,276)
Less: VA GMWB economic cost	14,588	15,782	16,444	16,987	17,461	27,511	34,448
Less: RIGL - all other investments	(113,978)	(28,189)	4,912	70,523	78,688	(122,707)	149,211
Less: Amortization related to DAC/VOBA and benefits and settlement expenses	(5,333)	(8,093)	(12,283)	(1,990)	(3,768)	(6,360)	(5,758)
Pre-tax operating income	$117,855	$121,295	$169,000	$145,035	$159,755	$224,930	$304,790

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income” and “Net Income Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 8/4/2014

Invested Asset Summary

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2013	2013	2013	2014	2014
Total Portfolio

Fixed Maturities	$29,258.0	$28,673.2	$35,180.9	$36,461.6	$37,564.4	81%
Mortgage Loans	4,773.7	4,794.9	5,493.5	5,390.8	5,294.7	12%
Investment Real Estate	16.2	18.8	20.4	20.4	18.9	0%
Equity Securities	446.5	461.2	646.0	717.0	792.1	2%
Policy Loans	855.8	856.3	1,815.8	1,793.1	1,778.4	4%
Short-Term Investments	172.0	216.2	134.2	194.3	208.6	0%
Other Long-Term Investments	430.0	482.4	521.8	509.8	475.7	1%
Total Invested Assets	$35,952.2	$35,503.0	$43,812.6	$45,087.0	$46,132.8	100%

Draft 8/4/2014

Invested Asset Summary - Fixed Income

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2013	2013	2013	2014	2014

Fixed Income

Corporate Bonds	$21,610.4	$21,253.0	$27,286.2	$28,379.7	$29,297.3	78%
Residential Mortgage-Backed Securities	1,907.1	1,772.4	1,756.0	1,742.5	1,734.2	5%
Commercial Mortgage-Backed Securities	1,113.8	1,080.6	1,129.2	1,183.5	1,247.5	3%
Other Asset-Backed Securities	1,181.4	1,138.9	1,160.2	1,146.1	1,137.1	3%
U.S. Government-related Securities	1,382.5	1,417.3	1,704.1	1,719.6	1,785.9	5%
Other Government-related Securities	122.9	98.6	108.5	106.7	78.4	0%
States, Municipals and Political Subdivisions	1,604.9	1,562.4	1,671.7	1,798.5	1,884.0	5%
Other	335.0	350.0	365.0	385.0	400.0	1%
Total Fixed Income Portfolio	$29,258.0	$28,673.2	$35,180.9	$36,461.6	$37,564.4	100%

Fixed Income - Quality

AAA	14.4%	14.4%	12.5%	12.2%	12.1%
AA	6.9%	6.9%	7.0%	7.1%	7.1%
A	30.9%	30.3%	32.2%	32.6%	32.5%
BBB	40.6%	41.0%	41.7%	41.7%	41.6%
Below investment grade	6.1%	6.2%	5.6%	5.3%	5.6%
Not rated	1.1%	1.2%	1.0%	1.1%	1.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 8/4/2014

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2013	2013	2013	2014	2014

NAIC Rating
1	54.98%	53.87%	53.24%	53.57%	53.74%
2	39.67%	39.57%	41.27%	41.09%	41.01%
3	3.04%	4.01%	3.60%	3.56%	3.39%
4	0.64%	0.82%	0.53%	0.43%	0.50%
5	0.39%	0.38%	0.25%	0.19%	0.11%
6	0.09%	0.09%	0.04%	0.04%	0.10%
Not Rated (1)	1.19%	1.26%	1.07%	1.12%	1.15%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	4.16%	5.30%	4.42%	4.22%	4.10%

Note:  NAIC Ratings reflect statutory carrying values

(1)  Special purpose vehicle note held in Golden Gate V

Draft 8/4/2014

Invested Asset Summary - Mortgages

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2013	2013	2013	2014	2014

Mortgage Loans - Type

Retail	67.8%	67.1%	60.5%	60.5%	60.9%
Apartments	9.0%	9.0%	11.8%	12.1%	11.0%
Office Buildings	13.8%	13.6%	15.0%	14.7%	14.5%
Warehouses	7.4%	8.2%	7.4%	7.2%	7.4%
Miscellaneous	2.0%	2.1%	5.3%	5.5%	6.2%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$3.0	$—	$—	$6.2	$—
90 Days Past Due	14.6	9.3	2.2	2.2	5.9
Foreclosed Real Estate	—	3.9	10.5	—	—
	$17.6	$13.2	$12.7	$8.4	$5.9 (1)

% of Commercial Mortgage Loan Portfolio	0.4%	0.3%	0.2%	0.2%	0.1%

(1)  Includes $2.2 million of nonperforming loans subject to a pooling and servicing agreement as of June 30, 2014.

Draft 8/4/2014

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2013	2013	2013	2014	2014

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$—	$—	$—	$—	$—
AA	—	—	—	—	—
A	—	—	—	—	—
BBB	—	—	—	—	—
Below investment grade	11.0	9.8	9.4	9.0	3.7
Total	$11.0	$9.8	$9.4	$9.0	$3.7

Modco Trading Portfolio

Rating
AAA	$440.1	$430.9	$419.9	$427.4	$429.0
AA	286.0	265.5	266.2	271.2	278.2
A	847.1	836.2	854.0	869.0	870.3
BBB	922.8	920.2	924.5	941.2	942.7
Below investment grade	345.5	320.2	324.5	320.0	330.8
Short-term investments	91.6	106.4	52.4	71.4	91.1
Total	$2,933.1	$2,879.4	$2,841.5	$2,900.2	$2,942.1

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 8/4/2014

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of June 30, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total
Estimated Fair Value of Security by Year of Security Origination

Rating
A	$5.0	$—	$—	$—	$—	$5.0
BBB	1.3	—	—	—	—	1.3
Below investment grade	382.1	—	—	—	—	382.1
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$388.4	$—	$—	$—	$—	$388.4

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
A	$0.2	$—	$—	$—	$—	$0.2
BBB	0.1	—	—	—	—	0.1
Below investment grade	42.8	—	—	—	—	42.8
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$43.1	$—	$—	$—	$—	$43.1

Draft 8/4/2014

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of June 30, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$532.5	$317.7	$27.2	$140.9	$62.5	$1,080.8
AA	0.2	—	—	—	2.6	2.8
A	11.0	—	—	—	—	11.0
BBB	6.4	—	—	—	—	6.4
Below investment grade	242.9	—	—	—	—	242.9
Total mortgage-backed securities collateralized by prime loans	$793.0	$317.7	$27.2	$140.9	$65.1	$1,343.9

Includes $951.0 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$26.3	$12.1	$0.1	$0.5	$(1.7)	$37.3
AA	—	—	—	—	—	—
A	0.8	—	—	—	—	0.8
BBB	0.5	—	—	—	—	0.5
Below investment grade	10.9	—	—	—	—	10.9
Total mortgage-backed securities collateralized by prime loans	$38.5	$12.1	$0.1	$0.5	$(1.7)	$49.5

Draft 8/4/2014

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of June 30, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$151.0	$214.8	$310.9	$149.1	$54.6	$880.4
AA	42.1	38.7	43.0	30.2	23.0	177.0
A	70.8	52.5	13.5	19.7	—	156.5
BBB	33.6	—	—	—	—	33.6
Total commercial mortgage-backed securities	$297.5	$306.0	$367.4	$199.0	$77.6	$1,247.5

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$9.4	$21.8	$5.7	$1.7	$1.0	$39.6
AA	2.6	3.7	(1.0)	—	0.5	5.8
A	3.2	1.0	(0.8)	(0.8)	—	2.6
BBB	0.6	—	—	—	—	0.6
Total commercial mortgage-backed securities	$15.8	$26.5	$3.9	$0.9	$1.5	$48.6

Draft 8/4/2014

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of June 30, 2014:

(Dollars In Millions)	2010 and
(Unaudited)	Prior	2011	2012	2013	2014	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$490.3	$13.5	$32.6	$19.3	$8.3	$564.0
AA	159.4	—	63.5	—	—	222.9
A	43.6	52.0	62.2	33.5	10.1	201.4
BBB	6.4	—	—	—	—	6.4
Below investment grade	142.4	—	—	—	—	142.4
Total other asset-backed securities	$842.1	$65.5	$158.3	$52.8	$18.4	$1,137.1

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(15.3)	$1.2	$0.6	$0.6	$0.2	$(12.7)
AA	(8.9)	—	(0.3)	—	—	(9.2)
A	4.0	4.8	(0.2)	0.3	0.1	9.0
BBB	0.3	—	—	—	—	0.3
Below investment grade	18.0	—	—	—	—	18.0
Total other asset-backed securities	$(1.9)	$6.0	$0.1	$0.9	$0.3	$5.4

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 8/4/2014

Life Marketing Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2013	2013	2013	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$442,338	$356,809	$416,280	$412,111	$437,093	$861,043	$849,204
Reinsurance ceded	(255,180)	(145,075)	(230,106)	(194,019)	(206,056)	(462,842)	(400,075)
Net premiums and policy fees	187,158	211,734	186,174	218,092	231,037	398,201	449,129
Net investment income	130,054	129,935	134,428	133,963	136,769	257,302	270,732
Other income	29,809	32,144	31,867	32,513	30,589	59,144	63,102
Total operating revenues	347,021	373,813	352,469	384,568	398,395	714,647	782,963
RIGL - investments	—	3,603	274	198	8,922	—	9,120
RIGL - derivatives	—	—	—	—	(285)	—	(285)
Total revenues	347,021	377,416	352,743	384,766	407,032	714,647	791,798

BENEFITS & EXPENSES
Benefits and settlement expenses	256,073	330,156	275,624	293,805	309,861	536,839	603,666
Amortization of deferred policy acquisition costs and value of business acquired	27,066	(24,284)	8,034	24,032	17,410	41,088	41,442
Other operating expenses	39,209	38,723	36,111	43,246	44,775	88,340	88,021
Operating benefits and expenses	322,348	344,595	319,769	361,083	372,046	666,267	733,129
Amortization related to benefits and settlement expenses	—	483	30	5	1,706	—	1,711
Amortization of DAC/VOBA related to realized gains (losses) - investments (1)	—	819	117	29	3,326	—	3,355
Total benefits and expenses	322,348	345,897	319,916	361,117	377,078	666,267	738,195

INCOME BEFORE INCOME TAX	24,673	31,519	32,827	23,649	29,954	48,380	53,603

Adjustments to Reconcile to Operating Income:
Less: RIGL	—	3,603	274	198	8,637	—	8,835
Less: amortization related to benefits and settlement expenses	—	(483)	(30)	(5)	(1,706)	—	(1,711)
Less: Related amortization of DAC/VOBA (1)	—	(819)	(117)	(29)	(3,326)	—	(3,355)

PRE-TAX OPERATING INCOME	$24,673	$29,218	$32,700	$23,485	$26,349	$48,380	$49,834

Life Marketing Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2013	2013	2013	2014	2014	2013	2014

SALES BY PRODUCT
Traditional	$409	$390	$202	$149	$101	$701	$250
Universal life	44,181	32,261	29,991	28,181	32,703	91,176	60,884
Bank-owned life insurance	—	—	—	—	22	—	22
Total	$44,590	$32,651	$30,193	$28,330	$32,826	$91,877	$61,156

SALES BY DISTRIBUTION
Independent agents	$31,108	$23,395	$22,140	$21,515	$24,843	$62,645	$46,358
Stockbrokers/banks	12,920	8,608	7,512	6,224	7,262	28,223	13,486
BOLI/other	562	648	541	591	721	1,009	1,312
Total	$44,590	$32,651	$30,193	$28,330	$32,826	$91,877	$61,156

AVERAGE LIFE INSURANCE IN-FORCE
Traditional	$430,900,880	$423,831,748	$417,123,348	$411,206,813	$405,489,033	$437,069,757	$411,306,190
Universal life	101,045,737	109,933,560	117,217,198	124,300,639	131,860,833	92,721,338	124,539,015
Total	$531,946,617	$533,765,308	$534,340,546	$535,507,452	$537,349,866	$529,791,095	$535,845,205

AVERAGE ACCOUNT VALUES
Universal life	$6,866,731	$7,003,612	$7,064,117	$7,109,742	$7,146,126	$6,737,609	$7,105,122
Variable universal life	446,231	468,595	503,897	529,816	549,072	418,999	526,485
Total	$7,312,962	$7,472,207	$7,568,014	$7,639,558	$7,695,198	$7,156,608	$7,631,607

(1) During the thrid quarter of 2013, we began allocating realized gains and losses, associated amortization of DAC, and benefits and settlement expenses to certain of our segments to better reflect the economics of the investments supporting these segments.  Prior year realized gains and losses are not comparable to the current year presentation.

Draft 8/4/2014

Acquisitions Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2013	2013	2013	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$208,194	$194,379	$317,826	$295,830	$305,567	$416,920	$601,397
Reinsurance ceded	(102,654)	(92,970)	(117,419)	(100,369)	(102,346)	(199,259)	(202,715)
Net premiums and policy fees	105,540	101,409	200,407	195,461	203,221	217,661	398,682
Net investment income	134,686	133,695	214,248	216,102	220,558	269,355	436,660
Other income	1,015	1,004	3,891	4,061	3,289	2,029	7,350
Total operating revenues	241,241	236,108	418,546	415,624	427,068	489,045	842,692
RIGL - investments	(124,691)	(24,992)	3,661	71,115	63,530	(138,734)	134,645
RIGL - derivatives	145,143	28,951	12,125	(59,791)	(52,354)	161,869	(112,145)
Total revenues	261,693	240,067	434,332	426,948	438,244	512,180	865,192

BENEFITS & EXPENSES
Benefits and settlement expenses	177,901	173,423	308,843	308,364	316,233	357,350	624,597
Amortization of deferred policy acquisition costs and value of business acquired	18,661	18,030	16,932	18,062	16,341	36,874	34,403
Other operating expenses	15,244	15,226	32,009	28,202	29,612	31,009	57,814
Operating benefits and expenses	211,806	206,679	357,784	354,628	362,186	425,233	716,814
Amortization related to benefits and settlement expenses	—	104	11,666	7,500	3,531	—	11,031
Amortization of DAC/VOBA related to realized gains (losses) - investments	943	398	(588)	510	271	1,116	781
Total benefits and expenses	212,749	207,181	368,862	362,638	365,988	426,349	728,626

INCOME BEFORE INCOME TAX	48,944	32,886	65,470	64,310	72,256	85,831	136,566

Adjustments to Reconcile to Operating Income:
Less: RIGL	20,452	3,959	15,786	11,324	11,176	23,135	22,500
Less: amortization related to benefits and settlement expenses	—	(104)	(11,666)	(7,500)	(3,531)	—	(11,031)
Less: Related amortization of DAC/VOBA	(943)	(398)	588	(510)	(271)	(1,116)	(781)

PRE-TAX OPERATING INCOME	$29,435	$29,429	$60,762	$60,996	$64,882	$63,812	$125,878

Draft 8/4/2014

Annuities Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2013	2013	2013	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$32,965	$34,870	$35,930	$36,272	$37,559	$61,517	$73,831
Reinsurance ceded	—	—	—	—	—	—	—
Net premiums and policy fees	32,965	34,870	35,930	36,272	37,559	61,517	73,831
Net investment income	116,789	116,699	116,277	117,466	116,831	235,346	234,297
RIGL - derivatives	(14,588)	(15,782)	(16,444)	(16,987)	(17,461)	(27,511)	(34,448)
Other income	30,600	33,295	34,821	35,430	35,987	57,395	71,417
Total operating revenues	165,766	169,082	170,584	172,181	172,916	326,747	345,097
RIGL - investments	8,218	236	(1,809)	609	2,338	9,991	2,947
RIGL - derivatives, net of economic cost	12,041	26,987	(1,482)	(28,133)	(19,837)	14,216	(47,970)
Total Revenues	186,025	196,305	167,293	144,657	155,417	350,954	300,074

BENEFITS & EXPENSES
Benefits and settlement expenses	82,170	80,963	77,652	77,859	76,974	162,841	154,833
Amortization of deferred policy acquisition costs and value of business acquired	15,763	11,246	10,544	14,372	11,796	26,417	26,168
Other operating expenses	31,451	26,007	28,904	28,307	28,888	57,709	57,195
Operating benefits and expenses	129,384	118,216	117,100	120,538	117,658	246,967	238,196
Amortization related to benefits and settlement expenses	(255)	(2,276)	1,096	2,233	(226)	(856)	2,007
Amortization of DAC related to realized gains (losses) - investments	4,645	8,565	(38)	(8,287)	(4,840)	6,100	(13,127)
Total benefits and expenses	133,774	124,505	118,158	114,484	112,592	252,211	227,076

INCOME BEFORE INCOME TAX	52,251	71,800	49,135	30,173	42,825	98,743	72,998

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	8,218	236	(1,809)	609	2,338	9,991	2,947
Less: RIGL - derivatives, net of economic cost	12,041	26,987	(1,482)	(28,133)	(19,837)	14,216	(47,970)
Less: amortization related to benefits and settlement expenses	255	2,276	(1,096)	(2,233)	226	856	(2,007)
Less: related amortization of DAC	(4,645)	(8,565)	38	8,287	4,840	(6,100)	13,127

PRE-TAX OPERATING INCOME	$36,382	$50,866	$53,484	$51,643	$55,258	$79,780	$106,901

Annuities Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2013	2013	2013	2014	2014	2013	2014

SALES
Variable Annuity	$718,884	$357,484	$210,428	$180,205	$227,303	$1,298,582	$407,508
Immediate Annuity	15,080	17,110	15,715	12,272	13,868	25,192	26,140
Single Premium Deferred Annuity	93,385	40,764	27,487	15,767	16,618	196,975	32,385
Market Value Adjusted Annuity	2,986	13,459	12,432	12,065	7,759	4,319	19,824
Fixed Indexed Annuity	26,647	109,381	203,329	196,050	175,356	26,965	371,406
Total	$856,982	$538,198	$469,391	$416,359	$440,904	$1,552,033	$857,263

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$23,812	$32,929	$35,268	$33,145	$34,354	$49,689	$67,499
Fixed Annuity	12,570	17,937	18,216	19,747	20,708	30,091	40,455
Other	—	—	—	(1,249)	196	—	(1,053)
Total	$36,382	$50,866	$53,484	$51,643	$55,258	$79,780	$106,901

DEPOSIT BALANCE
VA Fixed Annuity	$483,958	$398,150	$292,297	$230,679	$216,934
VA Separate Account Annuity	10,594,528	11,323,019	12,024,883	12,198,030	12,555,921
Sub-total	11,078,486	11,721,169	12,317,180	12,428,709	12,772,855
Fixed Annuity	7,865,892	7,899,040	7,983,406	7,888,750	7,849,948
Total	$18,944,378	$19,620,209	$20,300,586	$20,317,459	$20,622,803

Draft 8/4/2014

Stable Value Products Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2013	2013	2013	2014	2014	2013	2014

REVENUES
Net investment income	$33,651	$29,478	$30,595	$27,778	$27,178	$63,725	$54,956
Other income	—	—	759	—	1	—	1
Total operating revenues	33,651	29,478	31,354	27,778	27,179	63,725	54,957
RIGL - derivatives	(558)	(63)	63	39	(165)	(190)	(126)
RIGL - investments	1,375	(4,207)	(223)	2	95	2,853	97
Total revenues	34,468	25,208	31,194	27,819	27,109	66,388	54,928

BENEFITS & EXPENSES
Benefits and settlement expenses	10,683	9,639	9,868	9,808	9,525	22,286	19,333
Amortization of deferred policy acquisition costs and value of business acquired	96	110	111	100	99	177	199
Other operating expenses	408	523	328	473	268	954	741
Total benefits and expenses	11,187	10,272	10,307	10,381	9,892	23,417	20,273

INCOME BEFORE INCOME TAX	23,281	14,936	20,887	17,438	17,217	42,971	34,655
Adjustments to Reconcile to Operating Income:
Less: RIGL - derivatives	(558)	(63)	63	39	(165)	(190)	(126)
Less: RIGL - investments	1,375	(4,207)	(223)	2	95	2,853	97

PRE-TAX OPERATING INCOME	$22,464	$19,206	$21,047	$17,397	$17,287	$40,308	$34,684

Stable Value Products Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2013	2013	2013	2014	2014	2013	2014

SALES
GIC	$205,284	$80,200	$97,078	$25,850	$—	$317,304	$25,850
GFA - Direct Institutional	—	—	—	—	50,000	—	50,000
Total	$205,284	$80,200	$97,078	$25,850	$50,000	$317,304	$75,850

DEPOSIT BALANCE
Quarter End Balance	$2,579,172	$2,531,262	$2,559,552	$2,537,504	$2,435,995
Average Daily Balance	$2,542,096	$2,503,294	$2,560,588	$2,580,025	$2,498,395

OPERATING SPREAD	3.53%	3.07%	3.29%	2.70%	2.77%

ADJUSTED OPERATING SPREAD (1)	2.67%	2.69%	2.77%	2.62%	2.69%

(1) Excludes participating mortgage loan income and other income

Draft 8/4/2014

Asset Protection Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2013	2013	2013	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$68,203	$66,604	$66,924	$67,274	$67,438	$134,389	$134,712
Reinsurance ceded	(32,652)	(32,681)	(33,097)	(33,324)	(34,561)	(63,735)	(67,885)
Net premiums and policy fees	35,551	33,923	33,827	33,950	32,877	70,654	66,827
Net investment income	5,782	5,804	5,739	5,729	5,725	11,636	11,454
Other income	30,480	31,768	27,872	26,704	32,268	57,094	58,972
Total operating revenues	71,813	71,495	67,438	66,383	70,870	139,384	137,253

BENEFITS & EXPENSES
Benefits and settlement expenses	25,964	26,384	24,690	24,620	24,448	50,622	49,068
Amortization of deferred policy acquisition costs and value of business acquired	7,607	7,402	8,034	6,645	7,004	15,069	13,649
Other operating expenses	30,858	30,882	28,211	28,749	30,884	60,228	59,633
Total benefits and expenses	64,429	64,668	60,935	60,014	62,336	125,919	122,350

INCOME BEFORE INCOME TAX	7,384	6,827	6,503	6,369	8,534	13,465	14,903
PRE-TAX OPERATING INCOME	$7,384	$6,827	$6,503	$6,369	$8,534	$13,465	$14,903

Asset Protection Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2013	2013	2013	2014	2014	2013	2014

SALES
Credit insurance	$9,852	$9,105	$7,346	$6,842	$8,216	$17,186	$15,058
Service contracts	99,153	102,796	85,530	81,912	102,335	181,188	184,247
GAP products	17,453	18,140	16,287	16,747	19,011	32,219	35,758
Total	$126,458	$130,041	$109,163	$105,501	$129,562	$230,593	$235,063

Draft 8/4/2014

Corporate & Other Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2013	2013	2013	2014	2014	2013	2014

REVENUES
Gross premiums and policy fees	$4,631	$4,556	$4,295	$4,409	$4,145	$9,309	$8,554
Reinsurance ceded	(4)	(4)	(3)	(1)	(5)	(4)	(6)
Net premiums and policy fees	4,627	4,552	4,292	4,408	4,140	9,305	8,548
Net investment income	45,258	38,664	38,665	37,125	43,755	86,490	80,880
Other income	2,488	583	16,892	331	4,797	3,757	5,128
Total operating revenues	52,373	43,799	59,849	41,864	52,692	99,552	94,556
RIGL - investments	1,120	(2,829)	3,009	(1,401)	3,803	3,183	2,402
RIGL - derivatives	1,843	1,233	1,277	(478)	176	2,882	(302)
Total revenues	55,336	42,203	64,135	39,985	56,671	105,617	96,656

BENEFITS & EXPENSES
Benefits and settlement expenses	5,330	5,701	5,965	4,325	5,764	10,664	10,089
Amortization of deferred policy acquisition costs and value of business acquired	165	160	121	119	124	344	243
Other operating expenses	49,361	52,189	59,259	52,275	59,359	109,359	111,634
Total benefits and expenses	54,856	58,050	65,345	56,719	65,247	120,367	121,966

INCOME (LOSS) BEFORE INCOME TAX	480	(15,847)	(1,210)	(16,734)	(8,576)	(14,750)	(25,310)

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	1,120	(2,829)	3,009	(1,401)	3,803	3,183	2,402
Less: RIGL - derivatives	1,843	1,233	1,277	(478)	176	2,882	(302)

PRE-TAX OPERATING INCOME (LOSS)	$(2,483)	$(14,251)	$(5,496)	$(14,855)	$(12,555)	$(20,815)	$(27,410)

Draft 8/4/2014

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), and benefits and settlement expenses. Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 8/4/2014

Reconciliation of Segment Operating
Income (Loss) to Net Income

(Dollars In Thousands)	2ND QTR	2ND QTR	6 MOS
(Unaudited)	2013	2014	2013	2014

Life Marketing	$24,673	$26,349	$48,380	$49,834
Acquisitions	29,435	64,882	63,812	125,878
Annuities	36,382	55,258	79,780	106,901
Stable Value Products	22,464	17,287	40,308	34,684
Asset Protection	7,384	8,534	13,465	14,903
Corporate & Other	(2,483)	(12,555)	(20,815)	(27,410)
Total Pre-tax operating income	117,855	159,755	224,930	304,790

Realized Investment Gains (Losses) - Investments	(119,311)	74,920	(129,067)	143,453
Realized Investment Gains (Losses) - Derivatives	158,469	(72,465)	178,777	(160,828)
Income Tax Expense	(53,814)	(54,233)	(93,150)	(95,799)

Net income	$103,199	$107,977	$181,490	$191,616

Draft 8/4/2014

Reconciliation of Operating Income per Diluted Share to Net Income per Diluted Share

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2013	2013	2013	2014	2014	2013	2014

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.96	$0.98	$1.43	$1.19	$1.31	$1.84	$2.50
RIGL - Derivatives per share-diluted	1.27	0.46	0.10	(0.71)	(0.58)	1.44	(1.29)
RIGL - All Other Investments-diluted	(0.96)	(0.29)	(0.06)	0.55	0.60	(1.04)	1.15
Net income per share-diluted	$1.27	$1.15	$1.47	$1.03	$1.33	$2.24	$2.36

Draft 8/4/2014

Reconciliation of Total Shareowners’ Equity per Share to Total Shareowners’ Equity (Excl. AOCI) per share

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2013	2013	2013	2014	2014

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$48.91	$46.31	$47.28	$54.09	$60.30
Less: Accumulated other comprehensive income (loss)	10.21	6.69	6.29	12.38	17.35
Excluding accumulated other comprehensive income (loss)	$38.70	$39.62	$40.99	$41.71	$42.95

Draft 8/4/2014

Calculation of Operating Income Return on Average Equity
Rolling Twelve Months Ended June 30, 2014

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2013	12/31/2013	3/31/2014	6/30/2014	6/30/2014
NUMERATOR:
Net income	$93,061	$118,913	$83,639	$107,977	$403,590
Less:
Realized investment gains (losses), net of income tax
Investments	(18,323)	3,193	45,840	51,147	81,857
Derivatives	37,120	7,789	(57,436)	(47,102)	(59,629)
Related amortization of DAC and VOBA, net of income tax	(5,260)	(7,984)	(1,293)	(2,449)	(16,986)

Operating Income	$79,524	$115,915	$96,528	$106,381	$398,348

			Total
			Shareowners’
		Accumulated	Equity Excluding
	Total	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2013	$3,837,991	$801,194	$3,036,797
September 30, 2013	3,638,532	526,088	3,112,444
December 31, 2013	3,714,794	494,066	3,220,728
March 31, 2014	4,265,066	976,764	3,288,302
June 30, 2014	4,755,655	1,368,865	3,386,790
Total			$16,045,061

Average			$3,209,012

Operating Income Return on Average Equity			12.4%

Draft 8/4/2014

Calculation of Operating Income Return on Average Equity
Rolling Twelve Months Ended June 30, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2012	12/31/2012	3/31/2013	6/30/2013	6/30/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$60,480	$66,796	$78,291	$103,199	$308,766
Less:
Realized investment gains (losses), net of income tax
Investments	74,099	(7,018)	(5,674)	(74,086)	(12,679)
Derivatives	(80,978)	(9,630)	13,200	103,004	25,596
Related amortization of DAC and VOBA, net of income tax	4,385	3,698	(667)	(3,466)	3,950

Operating Income	$62,974	$79,746	$71,432	$77,747	$291,899

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2012	$4,147,234	$1,318,336	$2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
Total			$14,535,214

Average			$2,907,043

Operating Income Return on Average Equity			10.0%

Draft 8/4/2014

Calculation of Net Income Return on Average Equity
Rolling Twelve Months Ended June 30, 2014

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2013	12/31/2013	3/31/2014	6/30/2014	6/30/2014
NUMERATOR:
Net income	$93,061	$118,913	$83,639	$107,977	$403,590

			Total
			Shareowners’
		Accumulated	Equity Excluding
	Total	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2013	$3,837,991	$801,194	$3,036,797
September 30, 2013	3,638,532	526,088	3,112,444
December 31, 2013	3,714,794	494,066	3,220,728
March 31, 2014	4,265,066	976,764	3,288,302
June 30, 2014	4,755,655	1,368,865	3,386,790
Total			$16,045,061

Average			$3,209,012

Net income Return on Average Equity			12.6%

Draft 8/4/2014

Calculation of Net Income Available to PLC’s
common shareowners Return on Average Equity
Rolling Twelve Months Ended June 30, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2012	12/31/2012	3/31/2013	6/30/2013	6/30/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$60,480	$66,796	$78,291	$103,199	$308,766

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2012	$4,147,234	$1,318,336	$2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
Total			$14,535,214

Average			$2,907,043

Net income available to PLC’s common shareowners Return on Average Equity			10.6%